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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 24, 2004

                  CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2004-8).

                                   CWABS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   333-109272               95-4596514
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(State of Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                      Identification No.)


               4500 Park Granada
               Calabasas, California                               91302
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              (Address of Principal                              (Zip Code)
               Executive Offices)


        Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR  240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
         Exchange Act (17 CFR  240.14e-4(c))



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Item 8.01.    Other Events.
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         The consolidated balance sheets of MBIA Inc. and subsidiaries, and MBIA
Insurance Corporation and subsidiaries, as of December 31, 2003 and December 31, 2002 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2003, are hereby incorporated by reference in (i) the registration statement and (ii) the prospectus supplement, in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

Item 9.01.  Financial Statements and Exhibits.
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(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       Exhibit No.       Description
       -----------       -----------

         23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm



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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-8.



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                                    Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWABS, INC.




                                                     By:  /s/ Celia Coulter
                                                        ---------------------
                                                     Celia Coulter
                                                     Vice President


Dated: September 24, 2004


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                                  Exhibit Index
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Exhibit No.       Description
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23.1              Consent of PricewaterhouseCoopers LLP, Independent Registered
                  Public Accounting Firm



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